Prepayments and Other Current Assets - Schedule of Prepayments and Other Assets (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Prepayments and other current assets
Prepayment for equipment		$ 1,895	$ 2,285
Deposits	[1]	1,181	328
Others	[2]	295	367
Less: Allowance for doubtful debts		(480)
Total		$ 2,891	$ 2,980

[1]	A March 2024 US$0.5 million deposit paid for a terminated Bitcoin mining facility acquisition remains partially unrecovered, with US$0.48 million outstanding due to counterparty default. A full impairment loss was recognized based on assessed credit risks.
[2]	The others mainly include prepaid consulting service fees and other sundry receivables.